UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

September 20, 2006

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	0-13801	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18191 Von Karman, Suite 450

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Upon election to the Board of Directors of Quality Systems, Inc. (“QSI”) at its 2006 Annual Shareholders’ Meeting, the directors of QSI were granted compensation packages as follows: All non-employee directors shall receive a retainer of $30,000 per year plus a fee of $2,000 per meeting of the Board attended. Directors who serve on a committee of the Board shall receive a fee of $1,000 per committee meeting attended. In addition to the cash remuneration above, each newly elected and re-elected nonemployee director (Messrs. Fawzy, Hoffman, Hussein, Love, Pflueger, Plochocki, and Razin) shall receive 5,000 options to purchase Common Stock of the Company. The options shall be priced at the fair market value of the Company’s  Common Stock on the date of grant ($39.81 per share on September 20, 2006), vest in four equal annual installments from the date of grant (subject to the Vesting Event set forth below), and expire seven years from the date of grant. Such options shall become fully vested at the at the conclusion of such director’s term of service if the director is not re-elected to the Board except where such failure to re-elect the director is the result of (i) a voluntary withdrawal from Board service by such director or (ii) prior removal from the Board for cause under Section 304 of the California Corporations Code (together, the “Vesting Event”).

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 20, 2006, QSI’s Amended and Restated Bylaws were amended to change the number of directors authorized from eight to nine. This change became effective concurrently with the Board of Directors’ election results at the 2006 Annual Meeting. A copy of the bylaw amendment is attached to this Form 8-K as Exhibit 3.1.

Item 8.01	Other Events

On September 20, 2006, QSI held its 2006 Annual Meeting. The total number of outstanding shares eligible to vote was 26,737,742. QSI stockholders were asked by QSI to consider and vote upon the following two proposals:

1.	To elect nine persons, as set forth below, to serve as directors of QSI until the next annual meeting.
2.	To ratify the appointment of Grant Thornton, LLP as independent public accountants of QSI for the fiscal year ending March 31, 2006.

The results of the vote were as follows:

Proposal 1: Election of Directors	Name	For	Withheld
	Patrick Cline	25,889,903	245,852
	Ibrahim Fawzy	25,819,267	316,488
	Edwin Hoffman	25,838,454	297,301
	Ahmed Hussein	25,332,194	803,561
	Vincent Love	25,900,353	235,402
	Russell Pflueger	25,843,946	291,809
	Steven Plochocki	25,896,046	239,709
	Sheldon Razin	21,485,944	4,649,811
	Louis Silverman	25,898,088	237,667

Proposal 2: Ratification of Accountants	For	Against	Abstain
	26,096,745	23,520	15,490

As a result, Messrs. Cline, Fawzy, Hoffman, Hussein, Pflueger, Love, Plochocki, Razin, and Silverman were elected to serve as directors. Also, proposal 2 was approved by QSI’s shareholders.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit
Number	Description
3.01	Action with Respect to Bylaws of QSI, certified by QSI’s Secretary on September 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2006

QUALITY SYSTEMS, INC.

By: /s/ Paul Holt

Paul Holt

Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit
Number	Description
3.01	Action with Respect to Bylaws of QSI, certified by QSI’s Secretary on September 20, 2006